Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions
(19)	Related Party Transactions

The following table reflects the activity and aggregate balance of direct and indirect loans to directors, executive officers or principal holders of equity securities of the Company. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than a normal risk of collectibility.  A summary of activity of related party loans is shown below:

	2013	2012

Balance, Beginning	$4,776,492	$5,504,230

New Loans	7,610,259	8,075,835
Repayments	(8,322,163)	(10,510,517)
Transactions Due to Changes in Directors	-	1,706,944

Balance, Ending	$4,064,588	$4,776,492